SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) April 4, 2000
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                            PRE-CELL SOLUTIONS, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Colorado                        0-14978                 84-0751916
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
    of  Incorporation)                                      Identification  No.)


                 385 East Drive, Melbourne, Florida          32904
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              (Address of Principal Executive Offices)      (Zip Code)


Registrant's telephone number, including area code    (321) 308-2900
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Item 2.  Acquisition or Disposition of Assets

         By an earlier filing on Form 8-K, filed on April 19, 2000, Pre-Cell Solutions, Inc. ( the "Company") reported that it had executed Merger And Reorganization Agreements with, Among others, Pre-Paid Solutions, Inc., a Florida corporation ("Pre-Paid") and US Intellicom, Inc., a Georgia corporation ("USI"). The result of these transactions was that the shareholders of Pre-Paid and USI received shares of common stock of the Company and Pre-Paid and USI became wholly owned subsidiaries of the Company (the "Mergers").

         As provided in this Form 8-K/A, audited and interim unaudited financial information concerning Pre-Pain and USI, and pro forma combined financial information concerning the Company after these transactions must be filed with the Commission within 75 days after April 4, 2000 the date on which the Mergers were consumated. This Form is filed to fulfill that requirement

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial statements of businesses acquired.

         Attached as Exhibit 99.1 are the audited financial statements of Pre-Paid Solutions, Inc. and Subsidiary for the year ended June 30, 1999 and the period August 7, 1997 (date of inception) through June 30, 1998.

         Attached as Exhibit 99.2 are the audited balance sheets of US Intellicom, Inc. as of December 31, 1999, and 1998, and the related statements of operations, stockholders' deficit, and cash flows for each of the years ended December 31, 1999 and 1998 and from the date of inception (March 1, 1997) to December 31, 1997.

         Attached as Exhibit 99.3 are the unaudited interim financial statements for Pre-Paid Solutions, Inc. and Subsidiary, for the periods ended March 31, 2000 and June 30, 1999.

         Attached as Exhibit 99.4 are the unaudited interim financial statements for US Intellicom, Inc. for the periods ended March 31, 2000 and December 31, 1999.

(b)      Pro forma financial information

         Attached as Exhibit 99.5 are pro forma financial statements combining financial information for Pre-Paid at March 31, 2000, USI at March 31, 2000 and financial information for the Company at January 31, 2000.

(c)      Exhibits.
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         Exhibit No.                        Description
         ----------                         -----------

             23.1          Consent of Vestal & Wiler, P.A.

             23.2          Consent of Habif, Arogeti & Wynne, LLP

             99.1 Audited Financial Statements for Pre-Paid Solutions, Inc. and Subsidiary for the year ended June 30, 1999 and the period August 7, 1997 (date of inception) through June 30, 1998.

             99.2          Audited Financial Statements for US Intellicom,  Inc.
                           for the years ended December 31, 1999, and 1998, and the period March 1, 1997 (date of inception) through December 31, 1999.

             99.3 Unaudited Interim Financial Statements for Pre-Paid Solutions, Inc. and Subsidiary, for the periods ended March 31, 2000 and June 30, 1999.

             99.4          Unaudited   Interim   Financial   Statements  for  US
                           Intellicom, Inc. for the periods ended March 31, 2000 and December 31, 1999.

             99.5 Pro Forma Combined Financial Information for Pre-Cell Solutions, Inc. (as of January 31, 2000), Pre-Paid Solutions, Inc. (as of March 31, 2000) and US Intellicom, Inc. (as of March 31, 2000)


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 19, 2000                           PRE-CELL SOLUTIONS, INC.



                                                 By:  /s/ Harry Christenson
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                                                      Harry Christenson,
                                                      Chief Financial Officer